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                                                                    Exhibit 99.1

PACIFIC MERCANTILE BANCORP

Quarterly Report on Form 10Q
for the Quarter ended June 30, 2002

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, who is the Chief Executive Officer of Pacific Mercantile Bancorp (the "Company"), hereby certifies that (i) the Quarterly Report on Form 10Q for the quarter ended June 30, 2002, as filed by the Company with the Securities and Exchange Commission (the "Quarterly Report"), to which this Certification is an Exhibit, fully complies with the applicable requirements of
Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                    /s/ RAYMOND E. DELLERBA
                                         --------------------------------------
                                          Raymond E. Dellerba
                                          President and Chief Executive Officer